                                                                      Exhibit 24

                                POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint William S. Sheridan, with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 with respect to the Company's 2003 Restricted Stock Plan, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 19th day of November, 2003.


                                                      /s/ Conrad Black
                                                      --------------------------
                                                      LORD BLACK OF CROSSHARBOUR

                                POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint William S. Sheridan, with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 with respect to the Company's 2003 Restricted Stock Plan, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 20th day of November, 2003.


                                                 /s/ Michael Blakenham
                                                 ------------------------
                                                 MICHAEL BLAKENHAM

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint William S. Sheridan, with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 with respect to the Company's 2003 Restricted Stock Plan, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 22nd day of November, 2003.


                                                       /s/ Steven B.Dodge
                                                       ------------------
                                                       STEVEN B. DODGE

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint William S. Sheridan, with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 with respect to the Company's 2003 Restricted Stock Plan, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 19th day of November, 2003.



                                               /s/ Max M. Fisher
                                               -----------------
                                               MAX M. FISHER

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint William S. Sheridan, with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 with respect to the Company's 2003 Restricted Stock Plan, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 20th day of November, 2003.


                                        /s/ Hartington
                                        ----------------
                                        LORD HARTINGTON

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint William S. Sheridan, with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 with respect to the Company's 2003 Restricted Stock Plan, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 5th day of December, 2003.

                                        /s/ Jeffrey H. Miro
                                        -------------------
                                        JEFFREY H. MIRO

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint William S. Sheridan, with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 with respect to the Company's 2003 Restricted Stock Plan, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 20th day of November, 2003.



                                          /s/ Sharon Rockefeller
                                          ----------------------
                                          SHARON ROCKEFELLER

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint William S. Sheridan, with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 with respect to the Company's 2003 Restricted Stock Plan, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 18th day of November, 2003.


                                          /s/ Michael I. Sovern
                                          ---------------------
                                          MICHAEL I. SOVERN

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint William S. Sheridan, with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 with respect to the Company's 2003 Restricted Stock Plan, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 19th day of November, 2003.


                                           /s/ Donald M. Stewart
                                           ---------------------
                                           DONALD M. STEWART

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint William S. Sheridan, with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 with respect to the Company's 2003 Restricted Stock Plan, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 16th day of December, 2003.


                                            /s/ Robert S. Taubman
                                            ---------------------
                                            ROBERT S. TAUBMAN

                                POWER OF ATTORNEY

         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint William S. Sheridan, with full power of substitution, as his or her true and lawful attorney and agent to execute in his or her name and on his or her behalf, as a Director of the Company, the Company's Registration Statement on Form S-8 with respect to the Company's 2003 Restricted Stock Plan, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his or her signature this 18th day of November, 2003.



                                              /s/ Robin Woodhead
                                              ------------------
                                              ROBIN G. WOODHEAD